SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 5, 2000


                                   ENZON, INC.
             (Exact name of registrant as specified in its charter)






         Delaware                        0-12957                    22-237286
(State or other jurisdiction           (Commission                (IRS Employer
     of incorporation)                 File Number)              Identification)



                20 Kingsbridge Road, Piscataway, New Jersey 08854
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (732) 980-4500



                                       N/A
          (Former name or former address, if changed since last report)


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

Item 5.  Other Events

     Enzon, Inc. announced that it has filed a lawsuit in Federal Court in New Jersey against Hoffmann-LaRoche, Inc. and Roche Laboratories, Inc. (Roche) for infringement of Enzon's new U.S. Patent 6,113,906 (`906), by Roche's "PEGASYS," a pegylated alpha interferon-2a product.

     This new Enzon patent, which has composition of matter claims directed to "branched PEG," a unique form of Enzon's high-molecular-weight pegylation technology, was issued by the U.S. Patent and Trademark Office on September 5, 2000. Foreign patent applications corresponding to this U.S. patent are now pending.

     Enzon's new '906 patent issued from the same family as Enzon's earlier U.S. Patent 5,643,575, which Enzon is currently asserting against Shearwater Polymers, Inc. (Shearwater), in federal court in Alabama. In the Alabama case, Shearwater asserted that the '575 patent is invalid on a number of grounds, including certain articles authored by Yamasaki and colleagues. The Yamasaki articles were considered by the U.S. Patent and Trademark Office during prosecution of the application for Enzon's new '906 patent, which was issued in spite of these references.

     Enzon licenses a different pegylation technology to Schering-Plough Corporation for use with PEG-INTRON(TM) (peginterferon alfa-2b), which is currently undergoing FDA review for the treatment of hepatitis C. In May 2000, Schering-Plough received marketing authorization in the European Union for PEG-INTRON(TM) for the treatment of hepatitis C. Under Enzon's licensing agreement with Schering-Plough, Enzon is entitled to royalties on worldwide sales of PEG-INTRON(TM) and milestone payments.

     Certain statements made herein related to patent litigations, potential government approvals, market potential, commercialization and sales revenues of medical products and biologics, as well as their therapeutic applications and outcomes, are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, and the ultimate outcome of the matters described in these statements may differ materially from those set forth in these statements. In addition, the economic, competitive, governmental technological and other factors identified in Enzon's filings with the Securities and Exchange Commission could affect such results.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2000


                                                       ENZON, INC.
                                           -----------------------------------
                                                      (Registrant)


                                       By: /s/ Kenneth J. Zuerblis
                                           -----------------------------------
                                           Kenneth J. Zuerblis
                                           Vice President,
                                           Finance and Chief Financial Officer

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